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EXHIBIT 99.1

        KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

$285,000,000 AGGREGATE PRINCIPAL AMOUNT OF 10% SENIOR SECURED NOTES DUE 2017,
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
FOR ANY AND ALL OF ITS OUTSTANDING 10% SENIOR SECURED NOTES DUE 2017 WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2011 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                        , 2011.

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST FSB

By Regular Mail, Registered Certified Mail,
Overnight Courier or Hand Delivery:

Wilmington Trust FSB
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1626

By Facsimile Transmission
(eligible institutions only):

(302) 636-4139, Attention: Sam Hamed

For Information or Confirmation by
Telephone:
(302) 636-6181

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is being furnished by Kratos Defense & Security Solutions, Inc., a Delaware corporation (the "Issuer"), and certain of the Issuer's subsidiaries (each, a "Guarantor" and, collectively, the "Guarantors"), in connection with its offer to exchange its $285,000,000 aggregate principal amount 10% Senior Secured Notes due 2017 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of its outstanding 10% Senior Secured Notes due 2017 which have not been registered under the Securities Act (the "Original Notes"). The Issuer has prepared and delivered to holders of the Original Notes a prospectus, dated                        , 2011 (as it may be amended or supplemented from time to time, the "Prospectus"). The Prospectus and this letter of transmittal (this "Letter of Transmittal") together constitute the Issuer's offer (the "Exchange Offer").

        The Original Notes are guaranteed (the "Old Guarantees") by the Guarantors and the Exchange Notes will be guaranteed (the "New Guarantees") by the Guarantors. Under the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantees of the Original Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the "Exchange Notes" include the Guarantors' offer to exchange the New Guarantees for the Old Guarantees, references to the "Exchange Notes" include the related New Guarantees and references to the "Original Notes" include the related Old Guarantees.

        Holders of Original Notes should complete this Letter of Transmittal either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering" in the Prospectus and an "Agent's Message" (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent's Message delivered in lieu of this Letter of Transmittal.

        Holders of Original Notes whose certificates for such Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by The Depository Trust Company ("DTC").

        For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest at a rate of 10% per annum from, and including, June 1, 2011. Interest on the Exchange Notes will be payable semiannually in arrears on December 1 and June 1 of each year, beginning on December 1, 2011. The Exchange Notes will mature on June 1, 2017. The terms of the Exchange Notes are substantially identical to the terms of the Original Notes, except that the Exchange Notes have been registered under the Securities Act and are free of any obligation regarding registration.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

TREASURY DEPARTMENT CIRCULAR 230

        TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, EACH PERSON RECEIVING THIS LETTER OF TRANSMITTAL IS HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY US IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE EXCHANGE OFFER; AND (C) TENDERING HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Original Notes should be listed on a separate signed schedule affixed hereto.

 All Tendering Holders Complete Box 1*:

Description of Original Notes Tendered Herewith

Name(s) and Address(es) of Registered Holder(s)	Certificate or Registration Number(s) of Original Notes**	Aggregate Principal Amount Represented by Original Notes	Aggregate Principal Amount of Original Notes Being Tendered***

*
If the space provided is inadequate, list the certificate numbers and principal amount of Original Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

**
Need not be completed by book-entry holders.

***
The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See instruction 2.

Box 2
Book-Entry Transfer

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        Holders of Original Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3
Notice of Guaranteed Delivery
(See Instruction 1 below)

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4
Return of Non-Exchanged Original Notes
Tendered by Book-Entry Transfer

☐
CHECK HERE IF ORIGINAL NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

 Box 5
Participating Broker-Dealer

☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Original Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Original Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

Box 6
SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 4 and 5)

        To be completed ONLY if certificates for the Original Notes are not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Original Notes whose name(s) appear(s) above.

Issue:	☐	Original Notes not tendered to:
	☐	Exchange Notes to:
Name(s):	(Please Print or Type)
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number:

Box 7
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

        To be completed ONLY if certificates for the Original Notes not tendered and/or certificates for the Exchange Notes are to be sent in the name of someone other than the registered holder(s) of the Original Notes whose name(s) appear(s) above.

Issue:	☐	Original Notes not tendered to:
	☐	Exchange Notes to:
Name(s):	(Please Print or Type)
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number:

 NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered herewith.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Original Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (2) present and deliver such Original Notes for transfer on the books of the Issuer and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby, (b) when such tendered Original Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Original Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Issuer. The undersigned hereby further represents that (a) any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (b) neither the holder of such Original Notes nor any such other person, at the time of the commencement and consummation of the Exchange Offer, has entered into any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (c) if the holder or any such other person is an "affiliate" of the Issuer within the meaning of Rule 405 of the Securities Act, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (d) if the holder or any such other person is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (e) the undersigned is not acting on behalf of any persons or entities who cannot truthfully make the foregoing representations. If the undersigned is a broker-dealer, the undersigned makes the representations to the Issuer that are described in the immediately following paragraph. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

        The undersigned also acknowledges that the Exchange Offer is being made based on the Issuer's understanding of interpretations of the staff of the Securities and Exchange Commission (the "SEC") contained in Exxon Capital Holdings Corp., SEC no-action letter (available May 13, 1988), Morgan Stanley & Co. Inc., SEC no-action letter (available June 5, 1991) and Shearman & Sterling, SEC no-action letter (available July 2, 1993), or similar no-action letters, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an affiliate of the Issuer or an affiliate of any Guarantor within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. If a holder of the Original Notes is an affiliate of the Issuer or an affiliate of any Guarantor, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) in the absence of an exception from the position stated immediately above, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale or transfer of such Exchange Notes; provided, however, that by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Original Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations with respect to the undersigned under the Registration Rights Agreement dated March 25, 2011, among the Issuer, Acquisition Co. Lanza Parent, a Delaware corporation (which, as of April 4, 2011, merged with and into the Issuer), the guarantor named therein and Jefferies & Company, Inc., Keybanc Capital Markets Inc. and Oppenheimer & Co. Inc. (the "Registration Rights Agreement"), and that the Issuer shall have no further obligations or liabilities thereunder with respect to the undersigned except as provided in Section 8 (indemnification) of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer—Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Issuer may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer—Conditions" occur.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Original Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

        Unless otherwise indicated herein in the box entitled "Special Registration Instructions," please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions," please send the Exchange Notes (and, if applicable, substitute certificates representing the Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes Tendered Herewith."

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

 Box 8
TENDERING HOLDER(S) SIGN HERE
(Complete accompanying Substitute Form W-9)

        Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes exactly as their name(s) appear(s) on the Original Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):
(Please Type or Print)

Capacity (full title):

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        Please do not send certificates for Original Notes directly to the Issuer. Your certificates for Original Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Original Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.     Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

        A holder of Original Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

        Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Original Notes pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus and by completing Box 3. Holders may tender their Original Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Original Notes, if applicable, the certificate number(s) of the Original Notes to be tendered and the principal amount of Original Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal, or a facsimile thereof, together with the Original Notes or a book-entry confirmation, and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Original Notes in proper form or a confirmation of book-entry transfer of the Original Notes into the Exchange Agent's account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

        Any Holder who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Original Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

        No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2.     Partial Tenders; Withdrawals.

        Tenders of Original Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Original Notes tendered in the column entitled "Description of Original Notes Tendered Herewith" in Box 1 above. A newly issued certificate for the Original Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original Notes are irrevocable.

        To be effective with respect to the tender of Original Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuer notifies the Exchange Agent that it has accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the principal amount of such Original Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Original Notes exchanged; (v) specify the name in which any such Original Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

        Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer—Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

        Neither the Issuer, any affiliate or assigns of the Issuer, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3.     Beneficial Owner Instructions.

        Only a holder of Original Notes (i.e., a person in whose name Original Notes are registered on the books of the registrar or, in the case of Original Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Original Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of Transmittal.

4.     Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

        If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Original Notes.

        When this Letter of Transmittal is signed by the registered holder(s) of Original Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Notes listed or the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder(s) of the Original Notes, such Original Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Original Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, submit proper evidence satisfactory to the Issuer, in their sole discretion, of such persons' authority to so act.

        Endorsements on certificates for the Original Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution").

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Original Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5.     Special Registration and Delivery Instructions.

        Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or certificates for Original Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Original Notes by book-entry transfer may request that the Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

        If no such instructions are given, the Exchange Notes (and any Original Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder's account at the applicable book-entry transfer facility.

6.     Transfer Taxes.

        The Issuer shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Original Notes for the Exchange Notes pursuant to the Exchange Offer. If, however, the Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Issuer or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

7.     Waiver of Conditions.

        The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.     Mutilated, Lost, Stolen or Destroyed Securities.

        Any holder whose Original Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9.     No Conditional Tenders; No Notice of Irregularities.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange. The Issuer reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Issuer, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

 IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a tendering holder whose Original Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Original Notes is awaiting a TIN), (B) that the holder of Original Notes is not subject to backup withholding because (x) such holder of Original Notes is exempt from backup withholding, (y) such holder of Original Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Original Notes that he or she is no longer subject to backup withholding and (C) that the holder of Original Notes is a U.S. Person (as defined below)(including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Original Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Original Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

        Certain holders of Original Notes (including, among others, all corporations and certain non-U.S. Persons) are not subject to these backup withholding and reporting requirements. However, exempt U.S. Persons who are holders of Original Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a non-U.S. Person to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that person's exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder of Original Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

        A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Original Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Original Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Original Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

 PAYER'S NAME: WILMINGTON TRUST FSB
SUBSTITUTE FORM W-9
REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

Name (as shown on your income tax return)
Business name, if different from above
Check appropriate box: ☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=C corporation,	☐ Exempt payee
S=S corporation, P=partnership): ☐ Other (see guidelines):
Address (number, street, and apt. or suite no.)
City, state, and ZIP code

PART I—TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your TIN in the box to the right. The TIN provided must match the name given above to avoid backup withholding. For individuals, this is your social security number (SSN).	Social security number
However, for a resident alien, sole proprietor, or disregarded entity, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"). For other entities, it is your employer identification number (EIN). If you do not have a number, see "How to get a TIN" in the Guidelines.

Note. If the account is in more than one name, see the chart in the Guidelines for guidelines on whose number to enter.	OR

Employer identification number

PART II—CERTIFICATION

Under penalties of perjury, I certify that:

(1)
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)
I am a U.S. citizen or other U.S. person (defined in the Guidelines).

CERTIFICATION INSTRUCTIONS.    You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature of U.S. person	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NON-U.S. HOLDERS:    IN LIEU OF COMPLETING THE SUBSTITUTE FORM W-9, EACH NON-U.S. HOLDER MUST SUBMIT THE APPLICABLE IRS FORM W-8 (SEE IMPORTANT TAX INFORMATION).

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer

        Social Security numbers (SSNs) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the name and SSN of:	For this type of account:	Give the name and EIN of:

1. Individual	The individual	7. Disregarded entity not owned by an individual	The owner
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8. A valid trust, estate or pension trust	Legal entity(4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Corporate or LLC electing corporate status on Form 8832	The corporation
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	10. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	11. Partnership or multi-member LLC	The partnership
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	12. A broker or registered nominee	The broker or nominee
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Treas. Reg. section 1.671-4(b)(2)(i) (A))	The grantor	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or person) that receives agricultural program payments	The public entity
		14. Grantor trust filing under Optional Form 1099 Filing Method 2 (see Treas. Reg. section 1.671-4(b)(2)(i)(A))	The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name on the second name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service (IRS) encourages you to use your SSN.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the taxpayer identification number (TIN) of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:
If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Purpose of Form

        A person who is required to file an information return with the IRS must obtain your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use the Substitute Form W-9 only if you are a U.S. person (including a resident alien) to provide your correct TIN to Wilmington Trust FSB (the requester) and, when applicable, to (1) certify that the TIN you are giving is correct (or you are waiting for a number to be issued), (2) certify that you are not subject to backup withholding, or (3) claim exemption from backup withholding if you are a U.S. exempt payee.

Definition of a U.S. Person

        For federal tax purposes, you are considered a U.S. person if you are:

  •
  An individual who is a U.S. citizen or U.S. resident alien,

  •
  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

  •
  An estate (other than a foreign estate), or

  •
  A domestic trust (as defined in U.S. Treasury regulations section 301.7701-7).

Foreign Person

        If you are a foreign person, do not use the Substitute Form W-9. Instead, use the appropriate IRS Form W-8 (see IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident Alien Individuals Who Become Resident Aliens

        If you are a resident alien individual who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to the Substitute Form W-9 that specifies the following five items:

  1.
  The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

  2.
  The treaty article addressing the income.

  3.
  The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

  4.
  The type and amount of income that qualifies for the exemption from tax.

  5.
  Sufficient facts to justify the exemption from tax under the terms of the treaty article.

What is Backup Withholding?

        Persons making certain payments to you must under certain conditions withhold and pay to the IRS a certain percentage (currently 28%) of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

        You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications and report all your taxable interest and dividends on your tax return.

        Payments you receive will be subject to backup withholding if:

  1.
  You do not furnish your TIN to the requester,

  2.
  You do not certify your TIN when required (see the instructions under "Part II—Certification" below for details),

  3.
  The IRS tells the requester that you furnished an incorrect TIN,

  4.
  The IRS tells you that you are subject to backup withholding because you did not report all interest and dividends on your tax return (for reportable interest and dividends only), or

  5.
  You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

        Certain payees and payments are exempt from backup withholding. See the instructions below and the separate IRS Instructions for the Requester of Form W-9.

Penalties

        Failure to furnish TIN.    If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        Civil penalty for false information with respect to withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

        Criminal penalty for falsifying information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        Misuse of TINs.    If the requester discloses or uses TINs in violation of U.S. federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

Name

        If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

        If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

        Sole proprietor.    Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

        Limited liability company (LLC).    Check the "Limited liability company" box only and enter the appropriate code for the tax classification ("D" for disregarded entity, "C" for C corporation, "S" for S corporation, "P" for partnership) in the space provided.

        For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under U.S. Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

        For an LLC classified as a partnership or a corporation, enter the LLC's name on the "Name" line and any business, trade, or DBA name on the "Business name" line.

        Other entities.    Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

        Note.    You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

        If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the business name, sign and date the form. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

        Note.    If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

        Payments of interest and dividends may be exempt from backup withholding if made to an exempt payee other than exempt payee in category (9), below. Payments for broker transactions may be exempt from backup withholding if made to exempt payees in categories (1) through (5) and (7) through (13) and C corporations, below, or to a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker. Payments for barter exchange transactions and patronage dividends may be exempt from backup withholding if made to exempt payees in categories (1) through (5), below. Payments over $600 required to be reported and direct sales over $5,000 generally may be exempt if made to exempt payees in categories (1) through (7), below. Unless otherwise indicated, all "section" references below are to sections of the Internal Revenue Code of 1986, as amended (the "Code").

        The following is a list of payees exempt from backup withholding:

  1.
  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

  2.
  The United States or any of its agencies or instrumentalities,

  3.
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

  4.
  A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

  5.
  An international organization or any of its agencies or instrumentalities.

        Other payees that may be exempt from backup withholding include:

  6.
  A corporation,

  7.
  A foreign central bank of issue,

  8.
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

  9.
  A futures commission merchant registered with the Commodity Futures Trading Commission,

  10.
  A real estate investment trust,

  11.
  An entity registered at all times during the tax year under the Investment Company Act of 1940,

  12.
  A common trust fund operated by a bank under section 584(a),

  13.
  A financial institution,

  14.
  A middleman known in the investment community as a nominee or custodian, or

  15.
  A trust exempt from tax under section 664 or described in section 4947.

Part I—Taxpayer Identification Number (TIN)

        Enter your TIN in the appropriate box.    If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see "How to get a TIN" below.

        If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

        If you are a single-member LLC that is disregarded as an entity separate from its owner (see "Limited liability company (LLC)" above), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

        Note.    See the chart above for further clarification of name and TIN combinations.

        How to get a TIN.    If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use IRS Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or IRS Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get IRS Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

        If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

        Note.    Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

        Caution: A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8.

Part II—Certification

        For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees see "Exempt Payee" above.

        You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

Privacy Act Notice

        Section 6109 of the Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold currently 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

QuickLinks

  EXHIBIT 99.1
TREASURY DEPARTMENT CIRCULAR 230
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.
All Tendering Holders Complete Box 1*: Description of Original Notes Tendered Herewith
Box 5 Participating Broker-Dealer
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Box 8 TENDERING HOLDER(S) SIGN HERE (Complete accompanying Substitute Form W-9)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT TAX INFORMATION
PAYER'S NAME: WILMINGTON TRUST FSB SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.